Exhibit 10.8

CONFIDENTIAL

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CAR Lease Agreement No. RC-FB68337-1042743

Moscow, 18.09.2018

Volkswagen Group Finanz, Limited Liability Company, hereinafter referred to as the “Lessor”, represented by Druzhinina Anna Nikolaevna and Minutdinova Yulia Rizvanovna, acting under Power of Attorney No. 2017-1608/01, dated 16.08.2017, on the one hand,

and

Limited Liability Company «Carsharing Russia», hereinafter referred to as the “Lessee”, represented by Khmelidze Dmitry Borisovich, acting under Power of Attorney No. 321/2018 dated 18.09.2018, on the other hand, hereinafter collectively referred to as the “Parties”, have concluded this Agreement (hereinafter referred to as the “Agreement”) as follows:

1.	TERMS AND DEFINITIONS.

1.1	“General Terms and Conditions”—General Terms and Conditions of Car Lease Agreement No. RC-FB683310-1, dated 18.09.2018, signed by the authorized representatives of the Lessee and the Lessor.

1.2

Other terms and definitions used herein with a capital letter shall have the same meaning as in the General Terms and Conditions (according to clause 1 of the General Terms and Conditions), except as otherwise provided by this Agreement.

2.	The Subject of the Agreement. GENERAL TERMS AND CONDITIONS.

2.1

The Subject of the Agreement. Subject to the Application, the Lessor shall undertake to acquire the Leased Item, as specified in Annex No. 2 hereto, from the Seller, to provide it to the Lessee for temporary possession and use for business purposes in accordance with the Purpose of the Leased Item, for a fee, for a period and on the terms specified herein, taking into account the General Terms and Conditions, with subsequent return of the Leased Item to the Lessor.

2.2

General Terms and Conditions. This Agreement has been concluded subject to the General Terms and Conditions, which are an integral part thereto. When executing this Agreement, the Parties shall be guided by the General Terms and Conditions as if the provisions of these General Terms and Conditions were included in the text of this Agreement (taking into account their respective interpretation for the purposes of this Agreement), besides, when executing this Agreement, the Parties shall bear the obligations and have the rights, as provided for by the General Terms and Conditions.

3.	THE SELLER OF THE LEASED ITEM. INSURANCE COMPANY. MAXIMUM MILEAGE. CIVIL LIABILITY INSURANCE LIMIT.

3.1	The Lessee has chosen Avilon Automobile Group, Joint-Stock Company as the Seller of the Leased Item.

3.2	The Insurance Company, for the purposes of this Agreement, shall be Renaissance Insurance, Limited Liability Company.

3.3	The maximum mileage of the Leased Item, for the purposes of clause 11.2 of the General Terms and Conditions, shall be [***].

3.4

The limit on voluntary (by virtue of the legislation) civil liability insurance of the Lessor and the Lessee, which may arise as a result of the Lessee’s possession and use of the Leased Item hereunder, for the entire Leasing Period, shall be at least the equivalent of [***] Russian Rubles for each Leased Item.

4.	The Leasing Period.

4.1	The Leasing Period, for the purposes of this Agreement, shall be 36 months.

5.	APPLICATION (Annex No. 1).

5.1	The Lessee’s application, which is a prerequisite for the conclusion of this Agreement, is attached to this Agreement as Annex No. 1.

6.	SPECIFICATION, COST OF THE LEASED ITEM, AMORTIZATION CONDITIONS, THE SELLER’S WAREHOUSE, PLACE OF TRANSFER(Annex No. 2).

6.1	The specification and other data that make it possible to definitely establish the Leased Item are specified in Annex No. 2 hereto.

6.2	The cost of the Leased Item is specified in Annex No. 2 hereto.

6.3	The procedure for applying the norms and terms of amortization of the Leased Item is specified in Annex No. 2 hereto.

6.4	The Place of Transfer (the place where the Leased Item shall be transferred to the Lessee) is specified in Annex No. 2 hereto.

6.5	The Seller’s warehouse is specified in Annex No. 2 hereto.

6.6

The Lessee shall undertake to pay a Commission Fee for the services rendered by the Lessor for conducting a legal examination of a set of documents to the Agreement in the amount of [***] Russian Rubles, including VAT 18% [***] Russian Rubles.

7.	PAYMENT SCHEDULE (Annex No. 3).

7.1	The Payment Schedule is provided for in Annex No. 3 hereto.

8.	AUTHORIZED STATIONS.

8.1

For the purposes of this Agreement, the vehicles service stations that are authorized/approved by the manufacturer of the Leased Item for repairs/maintenance of the appropriate type shall be recognized as the Authorized Stations.

9.	OTHER TERMS OF LEASING.

9.1	Contact phone number and address of the Lessee for notification (clause 4.1 of the General Terms and Conditions):

Phone: 8 (495) 234-22-44

Address: 72 Sadovnicheskaya str., bldg 2, Moscow, 115035, Russian Federation

9.2	All other conditions of leasing of the Leased Item by the Lessee are established by the General Terms and Conditions.

10.	General Provisions.

10.1	Entry into force. This Agreement shall come into force upon its signing by both Parties.

10.2	Number of copies. This Agreement is signed in three copies having equal legal force.

10.3	Annexes and acts. All annexes to this Agreement are its integral part.

11.	Legal addresses and bank details of the Parties:

The Lessor:

Volkswagen Group Finanz, Limited Liability Company

Legal address: 12, Trubnaya str., Moscow, 107045, Russian Federation

Actual address: 12 Trubnaya str., Moscow, 107045, Russian Federation

Correspondence address: 30/1 Obrucheva str., bldg. 2, Moscow, 117485, Russian Federation

Taxpayer Identification Number (TIN): [***]

Tax Registration Reason Code (KPP): [***]

Settlement account No. [***] with Volkswagen Bank RUS, LLC, Moscow

Correspondent account No. [***]

Bank Identification Code (BIC): [***]

Phone number: +7 495 775 7557

Fax: +7 495 258 8154

The Lessee:

Limited Liability Company «Carsharing Russia»

Legal address: 73 Sadovnicheskaya str., bldg 1, Moscow, 115035, Russian Federation

Actual address: 73 Sadovnicheskaya str., bldg 1, Moscow, 115035, Russian Federation

Correspondence address: 72 Sadovnicheskaya str., bldg 2, Moscow, 115035, Russian Federation

Taxpayer Identification Number (TIN): [***]

Tax Registration Reason Code (KPP): [***]

Settlement account No. [***] with SBERBANK PJSC, MOSCOW

Correspondent account No. [***]

Bank Identification Code (BIC): [***]

Phone: 8 (495) 234-22-44

12.	SIGNATURES OF THE PARTIES

THE LESSOR:

Volkswagen Group Finanz, Limited Liability Company

________________________ (Minutdinova Yulia Rizvanovna)

under Power of Attorney No. 2017-1608/01 dated 16.08.2017

________________________ (Druzhinina Anna Nikolae)

under Power of Attorney No. 2017-1608/01 dated 16.08.2017

Stamp here

THE LESSEE:

Limited Liability Company «Carsharing Russia»

________________________ (Khmelidze Dmitry Borisovich)

Power of Attorney No. 321/2018 dated 18.09.2018

Stamp here

Annex No. 1

to Lease Agreement

No. RC-FB68337-1042743

APPLICATION FOR CAR LEASE

Limited Liability Company «Carsharing Russia» (the Applicant), represented by Khmelidze Dmitry Borisovich, acting under Power of Attorney No. 321/2018 dated 18.09.2018, asks to lease the following

VEHICLE:

No.	Name of the Vehicle (type, make, model, engine capacity)	Quantity, units.	Cost VAT included, Russian Rubles (including all bonuses and discounts)

[***]	[***]	[***]	[***]

The cost, delivery time, specification and terms of purchase of the Vehicle are agreed with the Seller:

The Seller: [***]

(company name)

Contact person: [***]

(FULL NAME / phone number)

Contact details: [***]

(address/ tel./ fax/ e-mail)

Representative of the Applicant:

Khmelidze Dmitry Borisovich	Stamp here
(FULL NAME)		(Signature)

Application date: 18.09.2018

Annex No. 2

to Lease Agreement

No. RC-FB68337-1042743

dated 18.09.2018

SPECIFICATION OF THE LEASED ITEM

1.	Specification of the Leased Item.

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2.	The cost of the Leased Item at the time of conclusion of this Agreement is [***] Russian Rubles, including VAT of [***] Russian Rubles

3.	Accounting and calculation of amortization of the Leased Item for accounting purposes and for the purposes of calculating the income tax shall be carried out subject to the following parameters:

Entry in the books	The Lessee:

Amortization group	[***]

Selected amortization period for tax purposes	[***]

Amortization acceleration factor: - for the purposes of income tax in accordance with the Tax Code of the Russian Federation	[***]

4.	Place of Delivery: 41, Volgogradsky ave., building 1, office of the Management Board, Moscow, 109316, Russian Federation

5.	Seller’s warehouse: 41, Volgogradsky ave., building 1, office of the Management Board, Moscow, 109316, Russian Federation

6.	Signatures of the Parties:

The Lessee:	The Lessor:

(Khmelidze Dmitry Borisovich) under Power of Attorney No. 321/2018 dated 18.09.2018	(Minutdinova Yulia Rizvanovna) under Power of Attorney No. 2017-1608/01 dated 16.08.2017 (Druzhinina Anna Nikolaevna) under Power of Attorney No. 2017-1608/01 dated 16.08.2017

Stamp here ____________________	Stamp here ____________________